SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 12, 2002



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

       Missouri                     1-12619                  43-1766315
   (State or other                (Commission             (I.R.S. Employer
    Jurisdiction of               File Number)           Identification No.)
    Incorporation)

             800 Market Street, Suite 2900
                   St. Louis, MO                         63101
               (Address of principal                  (Zip Code)
                 executive offices)


                                 (314) 877-7000
              (Registrant's telephone number, including area code)



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Item  5.     Other  Events.

In a press release dated December 12, 2002, a copy of which is attached hereto as Exhibit 99.1 and the text of which is incorporated by reference herein, the registrant announced the results of the Company's modified Dutch Auction Self-Tender Offer.


Exhibit  99.1     Press  Release  dated  December  12,  2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             RALCORP  HOLDINGS,  INC.
                                             (Registrant)


Date:  December  12,  2002                   By:  /s/ J. R. Micheletto
                                                  --------------------
                                                  J. R. Micheletto
                                                  Duly Authorized Signatory and
                                                  Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit
Number          Description
------          -----------


Exhibit  99.1     Press  Release  dated  December  12,  2002